RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
RISK MANAGEMENT AND FINANCIAL INSTRUMENTS [Abstract]
RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	RISK MANAGEMENT AND FINANCIAL INSTRUMENTS
RISK MANAGEMENT
The company’s activities expose it to a variety of financial risks, including market risk (i.e., commodity price risk, interest rate risk, and foreign currency risk), credit risk and liquidity risk. The company uses financial instruments primarily to manage these risks.
The sensitivity analysis discussed below reflects the risks associated with instruments that the company considers are market sensitive and the potential loss resulting from one or more selected hypothetical changes. Therefore, the discussion below is not intended to fully reflect the company’s risk exposure.
(a)Market risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the company will fluctuate because of changes in market prices.
The company faces market risk from foreign currency assets and liabilities, the impact of changes in interest rates, and floating rate liabilities. Market risk is managed by funding assets with financial liabilities in the same currency and with similar interest rate characteristics and holding financial contracts, such as interest rate swaps and foreign exchange contracts, to minimize residual exposures. Financial instruments held by the company that are subject to market risk include borrowings and financial instruments, such as interest rate, currency and commodity contracts. The categories of financial instruments that can give rise to significant variability are described below:
(i)Electricity price risk
The company aims to sell electricity under long-term contracts to secure stable prices and mitigate its exposure to wholesale markets. Electricity price risk arises from the sale of the company’s uncontracted generation and is mitigated by entering into short-term energy derivative contracts. Electricity price risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the company will fluctuate because of changes in electricity prices.
The table below summarizes the impact of changes in the market price of electricity as at December 31. The impact is expressed in terms of the effect on net income and OCI. The sensitivities are based on the assumption that the market price changes by 5% with all other variables held constant.
Impact of a 5% change in the market price of electricity, on outstanding energy derivative contracts and IFRS 9 PPAs, for the year ended December 31:

	Effect on net income(1)			Effect on OCI(1)
(MILLIONS)	2022	2021	2020	2022	2021	2020
5% increase	$(30)	$(34)	$(9)	$(34)	$(20)	$(11)
5% decrease	30	34	9	34	20	11
(1)Amounts represent the potential annual net pretax impact.
(ii)Foreign currency risk
Foreign currency risk is defined for these purposes as the risk that the fair value of a financial instrument held by the company will fluctuate because of changes in foreign currency rates.
The company has exposure to the Canadian dollar, euro, Brazilian real, and Colombian peso through its investments in foreign operations. Consequently, fluctuations in the U.S. dollar exchange rate against these currencies increase the volatility of net income and other comprehensive income. The company holds foreign currency contracts primarily to mitigate this exposure.
The table below summarizes the impact to the company’s financial instruments of changes in the exchange rate as at December 31. The impact is expressed in terms of the effect on income and OCI. The sensitivities are based on the assumption that the currency exchange rate changes by five percent with all other variables held constant.
Impact of a 5% change in U.S. dollar exchange rates, on outstanding foreign exchange swaps, for the year ended December 31:

	Effect on net income(1)			Effect on OCI(1)
(MILLIONS)	2022	2021	2020	2022	2021	2020
5% increase	$18	$21	$56	$44	$29	$26
5% decrease	(18)	(21)	(54)	(44)	(29)	(26)
(1)Amounts represent the potential annual net pretax impact.
(iii)Interest rate risk
Interest rate risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the company will fluctuate, because of changes in interest rates.
The company’s assets largely consist of long duration physical assets. The company’s financial liabilities consist primarily of long-term fixed-rate debt or variable-rate debt that has been swapped to fixed rates with interest rate financial instruments. All non-derivative financial liabilities are recorded at their amortized cost. The company also holds interest rate contracts to lock-in fixed rates on certain anticipated future debt issuances.
The company will enter into interest rate swaps designed to minimize the exposure to interest rate fluctuations on its variable-rate debt. Fluctuations in interest rates could impact the company’s cash flows, primarily with respect to the interest payable against the company’s variable rate debt, which is limited to certain non-recourse borrowings with a total principal value of $5,979 million (2021: $5,165 million). Of this principal value, $2,561 million (2021: $3,493 million) has been fixed through the use of interest rate contracts. The fair values of the recognized asset and liability for the interest rate swaps were calculated using a valuation model with observable interest rates.
The table below summarizes the impact of changes in the interest rate as at December 31. The impact is expressed in terms of the effect on income and OCI. The sensitivities are based on the assumption that the interest rate changes by 1% with all other variables held constant.
Impact of a 1% change in interest rates, on outstanding interest rate swaps, variable rate debt and tax equity, for the year ended December 31:

	Effect on net income(1)			Effect on OCI(1)
(MILLIONS)	2022	2021	2020	2022	2021	2020
1% increase	$(10)	$11	$2	$90	$111	$119
1% decrease	10	(11)	(3)	(95)	(121)	(126)
(1)Amounts represent the potential annual net pretax impact.
(b)Credit risk
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations. The company’s exposure to credit risk in respect of financial instruments relates primarily to counterparty obligations regarding energy contracts, interest rate swaps, forward foreign exchange contracts and physical electricity transactions.
The company minimizes credit risk with counterparties through the selection, monitoring and diversification of counterparties, and the use of standard trading contracts, and other credit risk mitigation techniques. In addition, the company’s power purchase agreements are reviewed regularly and the majority are with customers having long standing credit histories or investment grade ratings, which limit the risk of non-collection. See Note 22 – Trade receivables and other current assets, for additional details regarding the company’s trade receivables balance.
The maximum credit exposure at December 31 was as follows:

(MILLIONS)	2022	2021
Trade receivables and other short-term receivables	$647	$609
Financial instrument assets(1)	292	116
Due from related parties(1)	624	558
Long-term receivables	$38	$30
	$1,601	$1,313
(1)Includes both the current and long-term amounts.
(c)Liquidity risk
Liquidity risk is the risk that the company cannot meet a demand for cash or fund an obligation when due. Liquidity risk is mitigated by the company’s cash and cash equivalent balances and its access to undrawn credit facilities. Details of the available portion of credit facilities are included in Note 14 – Borrowings. The company also ensures that it has access to public capital markets and maintains a strong investment grade credit rating.
The company is also subject to the risk associated with debt financing. This risk is mitigated by the long-term duration of debt instruments and the staggered maturity dates over an extended period of time.
CASH OBLIGATIONS
The table below classifies the cash obligations related to the company’s liabilities into relevant maturity groupings based on the remaining period from the statement of financial position dates to the contractual maturity date. As the amounts are the contractual undiscounted cash flows (gross of unamortized financing fees and accumulated amortization, where applicable), they may not agree with the amounts disclosed in the consolidated statements of financial position.

AS AT DECEMBER 31, 2022 (MILLIONS)	< 1 year	2-5 years	> 5 years	Total
Accounts payable and accrued liabilities	$621	$—	$—	$621
Financial instrument liabilities(1)(2)	270	403	175	848
Due to related parties(1)	464	—	—	464
Other long-term liabilities – concession payments	1	6	20	27
Lease liabilities(1)	26	60	278	364
Non-recourse borrowings(1)	1,299	4,122	8,359	13,780
Interest payable on borrowings(3)	813	2,711	2,361	5,885
Total	$3,494	$7,302	$11,193	$21,989

AS AT DECEMBER 31, 2021 (MILLIONS)	< 1 year	2-5 years	> 5 years	Total
Accounts payable, accrued liabilities, and provisions	$452	$—	$—	$452
Financial instrument liabilities(1)(2)	247	355	168	770
Due to related parties(1)	649	—	—	649
Other long-term liabilities – concession payments	1	6	13	20
Lease liabilities(1)	25	94	252	371
Non-recourse borrowings(1)	1,452	4,395	7,699	13,546
Interest payable on borrowings(3)	587	1,888	1,774	4,249
Total	$3,413	$6,738	$9,906	$20,057
(1)Includes both the current and long-term amounts.
(2)Includes tax equity liabilities that will be partially settled by the delivery of non-cash tax attributes.
(3)Represents aggregate interest payable expected to be paid over the entire term of the obligations, if held to maturity. Variable rate interest payments have been calculations based on estimated interest rates.
Fair value disclosures
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair values determined using valuation models require the use of assumptions concerning the amount and timing of estimated future cash flows and discount rates. In determining those assumptions, management looks primarily to external readily observable market inputs such as interest rate yield curves, currency rates, commodity prices and, as applicable, credit spreads.
A fair value measurement of a non-financial asset is the consideration that would be received in an orderly transaction between market participants, considering the highest and best use of the asset.
Assets and liabilities measured at fair value are categorized into one of three hierarchy levels, described below. Each level is based on the transparency of the inputs used to measure the fair values of assets and liabilities.
Level 1 – inputs are based on unadjusted quoted prices in active markets for identical assets and liabilities;
Level 2 – inputs, other than quoted prices in Level 1, that are observable for the asset or liability, either directly or indirectly; and
Level 3 – inputs for the asset or liability that are not based on observable market data.
The following table presents the company’s assets and liabilities measured and disclosed at fair value classified by the fair value hierarchy as at December 31:

(MILLIONS)	Level 1	Level 2	Level 3	2022	2021
Assets measured at fair value:
Cash and cash equivalents	$642	$—	$—	$642	$525
Restricted cash(1)	68	—	—	68	81
Financial instrument assets(1)
Energy derivative contracts	—	33	1	34	45
Interest rate swaps	—	261	—	261	40
Foreign exchange swaps	—	—	—	—	31
Investments in equity securities	—	—	292	292	—
Property, plant and equipment	—	—	37,828	37,828	37,915
Liabilities measured at fair value:
Financial instrument liabilities(1)
Energy derivative contracts	—	(231)	(189)	(420)	(206)
Interest rate swaps	—	(14)	—	(14)	(103)
Foreign exchange swaps	—	(61)	—	(61)	(6)
Tax equity	—	—	(353)	(353)	(455)
Liabilities for which fair value is disclosed:
BEPC exchangeable and class B shares(2)	(4,364)	—	—	(4,364)	(6,163)
Non-recourse borrowings(1)	(1,739)	(11,108)	—	(12,847)	(14,397)
Total	$(5,393)	$(11,120)	$37,579	$21,066	$17,307
(1)Includes both the current amount and long-term amount.
(2)BEPC class C shares are also classified as financial liabilities due to their cash redemption feature. As discussed in Note 16 – BEPC exchangeable shares, BEPC class B shares and BEPC class C shares, the BEPC class C shares meet certain qualifying criteria and are presented as equity.
There were no transfers between levels during the year ended December 31, 2022.
Tax equity
The company owns and operates certain projects in the United States under tax equity structures to finance the construction of solar and wind projects. In accordance with the substance of the contractual agreements, the amounts paid by the tax equity investors for their equity stakes are classified as financial instrument liabilities on the consolidated statements of financial position.
Gain or loss on the tax equity liabilities are recognized within foreign exchange and financial instruments (loss) gain in the consolidated statements of income (loss).
(b)Energy derivative contracts and IFRS 9 PPAs
The company has entered into long-term energy derivative contracts primarily to stabilize or eliminate the price risk on the sale of certain future power generation. Certain energy contracts are recorded in the company’s consolidated financial statements at an amount equal to fair value, using quoted market prices or, in their absence, a valuation model using both internal and third-party evidence and forecasts.
There is an economic relationship between the hedged items and the hedging instruments as the terms of the energy derivative contracts match the terms of the expected highly probable forecast transactions (i.e. notional amount and expected payment date). The company has established a hedge ratio of 1:1 for the hedging relationship. To measure the hedge effectiveness, the company uses the hypothetical derivative method and compares changes in the fair value of the hedging instruments against the changes in fair value of the hedged items attributable to the hedged risks. The hedge ineffectiveness can arise from different indexes (and accordingly different curves) linked to the hedged risk of the hedged items and hedging instruments.
Certain subsidiaries that the company controls, through a voting agreement, have entered into agreements appointing the partnership as their agent in entering into certain derivative transactions with external counterparties. Pursuant to each Agreement, the partnership was entitled to be reimbursed for any third party costs incurred in connection with these derivative transactions. Substantially all of the company’s energy contract derivatives are entered into pursuant to these agreements. Upon the closing of the Energy Marketing Internalization on April 1, 2021, all power agency agreements were transferred by the partnership to the company. Refer to Note 28 - Related party transactions for more details.
For the year ended December 31, 2022, loss of $146 million relating to energy derivative contracts were realized and reclassified from OCI to the consolidated statements of income (loss) (2021: $32 million loss and 2020: $53 million gains).
Based on market prices as of December 31, 2022, unrealized losses of $37 million (2021: $72 million loss and 2020: $13 million gains) recorded in accumulated other comprehensive income (“AOCI”) on energy derivative contracts are expected to be settled or reclassified into income in the next twelve months. The actual amount reclassified from AOCI, however, could vary due to future changes in market prices.
The following table summarizes the energy derivative contracts designated as hedging instruments:

Energy derivative contracts and IFRS 9 PPAs	December 31, 2022	December 31, 2021
Carrying amount (asset/(liability))	(118)	(83)
Notional amount – GWh	13,674	10,022
Weighted average hedged rate for the year ($/MWh)	58	35
Maturity dates	2023-2033	2022 - 2027
Hedge ratio	1:1	1:1
Change in discounted spot value of outstanding hedging instruments	(90)	(124)
Change in value of hedged item used to determine hedge effectiveness	64	117
There is $18 million of hedge ineffectiveness losses recognized in foreign exchange and financial instruments gain (loss) in the consolidated statements of income (loss) related to energy derivative contracts (cash flow hedges) for the year ended December 31, 2022 (2021: $7 million gains and 2020: $2 million gains).
(c)Interest rate hedges
The company has entered into interest rate hedge contracts primarily to minimize exposure to interest rate fluctuations on its variable rate debt or to lock in interest rates on future debt refinancing. All interest rate hedge contracts are recorded in the consolidated financial statements at fair value.
There is an economic relationship between the hedged items and the hedging instruments as the terms of the interest rate hedges match the terms of the respective fixed rate loans (i.e., notional amount, maturity, payment and reset dates). The company established a hedge ratio of 1:1 for the hedging relationship. To measure the hedge effectiveness, the company uses the hypothetical derivative method and compares the changes in the fair value of the hedging instrument against the changes in fair value of the hedged items attributable to the hedged risk.
The hedge ineffectiveness can arise from:
•Different interest rate curves being applied to discount the hedged item and hedging instrument
•Differences in timing of cash flows of the hedged item and hedging instrument
•The counterparties’ credit risk having an asymmetrical impact on the fair value movements of the hedging instrument and hedged item
At December 31, 2022, agreements with a total notional exposure of $2,569 million were outstanding (2021: $2,815 million) including $325 million (2021: $559 million) associated with agreements that are not formally designated as hedging instruments. The weighted-average fixed interest rate resulting from these agreements is 2.6% (2021: 1.3%).
For the year ended December 31, 2022, net movements relating to cash flow hedges realized and reclassified from OCI to interest expense in the consolidated statements of income (loss) were $2 million losses (2021: $11 million losses and 2020: $5 million losses).
Based on market prices as of December 31, 2022, unrealized losses of $41 million (2021: $32 million and 2020: $30 million) recorded in AOCI on interest rate swaps are expected to be settled or reclassified into income in the next twelve months. The actual amount reclassified from AOCI, however, could vary due to future changes in market rates.
The following table summarizes the interest rate hedges designated as hedging instruments:

Interest rate hedges	December 31, 2022	December 31, 2021
Carrying amount (asset/(liability))	208	(81)
Notional amount – $	640	391
Notional amount – COP(1)	157	141
Notional amount – C$(1)	132	152
Notional amount – €(1)	1,315	1,572
Maturity dates	2023-2048	2022 - 2039
Hedge ratio	1:1	1:1
Change in discounted spot value of outstanding hedging instruments	259	81
Change in value of hedged item used to determine hedge effectiveness	(260)	(84)
(1)Notional amounts of foreign currency denominated interest rate hedges are presented at the U.S. dollar equivalent value based on the December 31, 2022 foreign currency spot rate
The hedge ineffectiveness gains recognized within foreign exchange and financial instrument gain (loss) in the consolidated statements of income (loss) related to interest rate contracts (cash flow hedges) for the year ended December 31, 2022 was $1 million (2021: $(3) million and 2020: $2 million).
(d)Foreign exchange swaps
The company has entered into foreign exchange swaps to minimize its exposure to currency fluctuations impacting its investments and earnings in foreign operations, and to fix the exchange rate on certain anticipated transactions denominated in foreign currencies.
There is an economic relationship between the hedged item and the hedging instrument as the net investment or anticipated foreign currency transaction creates a translation risk that will match the respective hedging instrument. The company established a hedge ratio of 1:1 as the underlying risk of the hedging instrument is identical to the hedged risk component.
Certain Brookfield subsidiaries that the company controls, through a voting agreement, have entered into Master Hedge Agreements appointing Brookfield as their agent in entering into certain derivative transactions with external counterparties to hedge against fluctuations in foreign exchange. Pursuant to each Agreement, Brookfield was entitled to be reimbursed for any third party costs incurred in connection with the these derivative transactions. Substantially all of the company’s foreign exchange swaps are entered into pursuant to a Master Hedge Agreement.
At December 31, 2022, agreements with a total notional exposure of $2,536 million were outstanding (2021: $1,679 million) including $1,641 million (2021: $431 million) associated with agreements that are not formally designated as hedging instruments.
There are no unrealized gains or losses recorded in AOCI on foreign exchange swaps that are expected to be settled or reclassified into income in the next twelve months (2021: nil and 2020: nil). The actual amount reclassified from AOCI, however, could vary due to future changes in market rates.
The following table summarizes the foreign exchange swaps designated as hedging instruments:

Foreign exchange swaps	December 31, 2022	December 31, 2021
Carrying amount (asset/(liability))	(51)	27
Notional amount for hedges of the Colombian Peso(1)	302	676
Notional amount for hedges of the Euro(1)	514	497
Notional amount for hedges of the Brazilian real(1)	79	75
Maturity date	2023 - 2024	2022 - 2023
Hedge ratio	1:1	1:1
Weighted average hedged rate for the year:
COP/$ foreign exchange forward contracts	5,038	3,925
€/$ foreign exchange forward contracts	1.00	0.87
BRL/$ foreign exchange forward contracts	5.69	5.73
(1)Notional amounts expressed in millions of U.S. dollars